Annual Fund Operating Expenses - Capital Securities Fund - Class S	Dec. 31, 2021
Operating Expenses:
Management Fees	none
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.05%
Expense Reimbursement	(0.05%)	[1]
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	none	[2]

[1]	Principal Global Investors, LLC (“PGI”), the investment advisor, has agreed contractually to limit the Fund's expenses attributable to Class S shares by paying, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00%. It is expected that the expense limit will continue permanently (and in any event, through December 30, 2022); however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit.
[2]	The table reflects that Principal Global Investors, LLC (“PGI”), the investment advisor, is absorbing all expenses of the Fund. You should be aware, however, that the Fund is an integral part of “wrap-fee” programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the Fund. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by your sponsor or your registered investment advisor. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid to the registered investment advisor.